Exhibit 10.47

EXECUTION VERSION

OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of September 3, 2021 (this “AAR Agreement”), is by and among DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH (“Assignor”), DEUTSCHE BANK AG, NEW YORK BRANCH (“Assignee”), CMTG DB FINANCE LLC (“Master Seller”), jointly and severally with CMTG DB Finance – Series I and CMTG DB Finance – Series II (each, a Series of Master Seller, and collectively with Master Seller, “Seller”), and CLAROS MORTGAGE TRUST, INC. and CMTG DB FINANCE HOLDCO LLC (collectively, the “Guarantors”).

Reference is hereby made to that certain Master Repurchase Agreement, dated as of June 26, 2019 (as modified by this AAR Agreement and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and between the Master Seller and Assignor. Capitalized terms used in this AAR Agreement but not defined in this AAR Agreement shall have the meanings given to such terms in the Repurchase Agreement.

For and in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Assignment and Conveyance

1. Assignor hereby conveys, sells, grants, transfers and assigns to Assignee all of Assignor’s rights, obligations, title and interests in, to and under each of the Transaction Documents and all documents, agreements, opinions, instruments, certificates and filings entered into, delivered and/or filed in connection with any such Transaction Document, including, but not limited to, for the avoidance of doubt, the Repurchase Agreement, the Letter Agreement, the Guaranty, the Member Guaranty, the Custodial Agreement, the Controlled Account Agreement, the Pledge Agreement, all Confirmations and Joinder Agreements executed pursuant to the Repurchase Agreement in connection with specific Transactions, each Servicing Agreement, each Servicer Notice and Agreement, each other Transaction Document (as defined in the Repurchase Agreement) and each UCC-1 financing statement (as each may be amended, modified and/or restated, collectively, the “Transaction Documents”).

Recognition of Assignee

2. Seller and Guarantors each hereby acknowledge and agree that from and after the date hereof (i) it shall look solely to Assignee for performance of any obligations of Assignor under the Transaction Documents, (ii) Assignee shall have all the rights and remedies available to Assignor under the Transaction Documents, including, without limitation, the right to enforce the document delivery requirements and the right to exercise remedies with respect to breaches of representations and warranties set forth in the Repurchase Agreement and any other Transaction Document, as applicable, and shall be entitled to enforce all of the obligations of Seller and of Guarantors thereunder, (iii) all references to Buyer or Secured Party in the Transaction Documents or any related document shall be deemed to refer to Assignee, and (iv) Seller shall promptly update (or cause to be updated) all accounts created for the benefit of Assignor under the Transaction Documents to reflect that each such account is in the name of, and for the benefit of, Assignee.

Representations and Warranties of Assignee

3. Assignee agrees to be bound, as Buyer, by the covenants, conditions and obligations of the Transaction Documents, and from and after the date hereof, Assignee assumes for the benefit of Assignor all of Assignor’s obligations as Buyer under the Transaction Documents.

Representations and Warranties of Assignor

4. Assignor represents, warrants and covenants that the Transaction Documents are in full force and effect as of the date hereof, the provisions of which have not been waived, amended or modified in any respect, except as contemplated herein, nor has any notice of termination been given thereunder.

Conditions to Effectiveness

5. The effectiveness of this AAR Agreement is subject to receipt by Assignor and Assignee of a fully executed copy of this AAR Agreement.

6. Each party hereto agrees and acknowledges that, upon the satisfaction of the condition in Section 5, (A) Assignor shall automatically be released and discharged from the obligations, claims, and demands under each Transaction Document (collectively, the “Buyer Obligations”) and (B) Assignee shall assume all Buyer Obligations pursuant to Section 3 herein.

Miscellaneous

7. Nothing contained herein shall be construed to provide that Assignor shall have assigned away any of its rights to receive indemnity from Seller or any Guarantors or any other party to an Transaction Document with respect to circumstances first arising prior to the date hereof to the extent provided under any Transaction Document. Notwithstanding the assignment of each of the Transaction Documents and Assignor’s rights thereunder to Assignee, Seller and each Guarantors acknowledges and agrees that Assignor shall continue to receive (solely with respect to circumstances first arising prior to the date hereof), and, from and after the date hereof, Assignee shall receive, the benefit of and each shall be entitled to enforce any such indemnification obligation of Seller or Guarantors.

8. GOVERNING LAW. THIS AAR AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AAR AGREEMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

10. This AAR Agreement shall inure to the benefit of the successors and permitted assigns of the parties hereto. To the extent permitted under the Transaction Documents, any entity into which Assignor, Assignee, Seller, or Guarantors may be merged or consolidated shall, without the requirement for any further writing, be deemed to be Assignor, Assignee, Seller or such Guarantors, respectively, hereunder.

11. Each of this AAR Agreement and the Transaction Documents shall survive the assignment of the Transaction Documents by Assignor to Assignee.

12. This AAR Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or electronic means, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. This AAR Agreement, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this AAR Agreement shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such signatory forever waives any such defense. The parties agree that this AAR Agreement, any documents to be delivered pursuant to this AAR Agreement and any notices hereunder may be executed and delivered by electronic signatures and that the signatures appearing on this AAR Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

13. In the event that any provision of this AAR Agreement conflicts with any provision of the Transaction Documents, the terms of this AAR Agreement shall control.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this AAR Agreement to be executed by their duly authorized officers as of the date first above written.

SELLERS:

CMTG DB FINANCE LLC,
a Delaware limited liability company

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

CMTG DB FINANCE – SERIES I,
a Series of CMTG DB Finance LLC

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

CMTG DB FINANCE – SERIES II,
a Series of CMTG DB Finance LLC

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

Signature Page to Omnibus Assignment Assumption and Recognition Agreement

GUARANTORS:

CLAROS MORTGAGE TRUST, INC.,
a Maryland Corporation

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

CMTG DB FINANCE HOLDCO LLC,
a Delaware Limited Liability Company

By:	/s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Signatory

Signature Page to Omnibus Assignment Assumption and Recognition Agreement

ASSIGNOR:

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH

By:	/s/ Paul-TK Richardson

Name:	Paul-TK Richardson

Title:	Director

By:	/s/ Chris Jones

Name:	Chris Jones

Title:	Director

ASSIGNEE:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Murray Mackinnon

Name:	Murray Mackinnon

Title:	Director

By:	/s/ Eugene Kim

Name:	Eugene Kim

Title:	Director